1 Ascend Acquisition Corp. Acquisition of e.PAK Resources (S) Pte. Ltd. Exhibit 99.3

Cautionary Statements
THE ATTACHED SLIDESHOW WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS
PART OF THE FORM 8–K FILED  BY ASCEND ACQUISITION CORP. ON JULY 31, 2007 (“8–K”).  ASCEND
IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS
WHO MIGHT BE INTERESTED IN PURCHASING ASCEND’S SECURITIES, REGARDING ITS ACQUISITION
OF E.PAK RESOURCES (S) PTE. LTD., AS DESCRIBED IN THE 8–K.  THE ATTACHED SLIDESHOW, AS
WELL AS THE 8–K, ARE BEING DISTRIBUTED TO ATTENDEES OF THESE PRESENTATIONS.
EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ASCEND’S INITIAL PUBLIC
OFFERING (“IPO”) CONSUMMATED IN MAY 2006, IS ASSISTING ASCEND IN THESE EFFORTS AND
WILL BE PAID A CASH FEE OF 1.5% OF CONSIDERATION PAID PLUS INDEBTEDNESS ASSUMED AND
DEFERRED COMMISSIONS OF $925,000 AS THE UNDERWRITER OF THE IPO AT THE CLOSING OF
THE ACQUISITION.  ASCEND AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE
DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF
STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION, AS WELL AS THE RELATED
REDOMESTICATION OF ASCEND AS A BERMUDA PUBLIC COMPANY (“BERMUDA PUBCO”).
STOCKHOLDERS OF ASCEND AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN
AVAILABLE, ASCEND’S PRELIMINARY PROSPECTUS AND FINAL PROSPECTUS IN CONNECTION WITH
THE EXCHANGE OF BERMUDA PUBCO’S SHARES AND WARRANTS FOR THE OUTSTANDING SHARES
AND WARRANTS OF ASCEND AND PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY
STATEMENT IN CONNECTION WITH ASCEND’S SOLICITATION OF PROXIES FOR THE SPECIAL
MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.  SUCH
PERSONS CAN ALSO READ ASCEND’S FINAL PROSPECTUS FROM THE IPO, DATED MAY 11, 2006,
FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF ASCEND’S OFFICERS AND DIRECTORS AND
OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS
BUSINESS COMBINATION. THE FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT WILL BE
MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE
ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE FINAL PROSPECTUS
AND DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST
TO: ASCEND ACQUISITION CORP, 435 DEVON PARK DRIVE, BUILDING 400, WAYNE, PENNSYLVANIA
19087.  THE PRELIMINARY AND FINAL PROSPECTUSES AND PRELIMINARY AND DEFINITIVE PROXY
STATEMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES
AND EXCHANGE COMMISSION’S INTERNET SITE
(HTTP://WWW.SEC.GOV).                                          .

Forward Looking Statements
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:
THIS PRESENTATION AND ACCOMPANYING ORAL REMARKS MAY CONTAIN FORWARD-LOOKING
STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS
TO DIFFER MATERIALLY FROM THOSE DESCRIBED.  SUCH FACTORS INCLUDE, BUT ARE NOT
LIMITED TO, THE COMPANY’S ABILITY TO EFFECT A BUSINESS COMBINATION, EPAK’S ABILITY TO
GROW FUTURE REVENUES AND EARNINGS, CHANGES IN DEMAND FOR EPAK’S PRODUCTS,
MARKET ACCEPTANCE OF THE COMPANY’S PRODUCTS, CHANGES IN THE LAWS OF THE PEOPLE’S
REPUBLIC OF CHINA THAT AFFECT THE COMPANY’S OPERATIONS, AND OTHER FACTORS DETAILED
FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE UNITED STATES SECURITIES AND
EXCHANGE COMMISSION AND OTHER REGULATORY AUTHORITIES INCLUDING THE PROSPECTUS
AND PROXY STATEMENT TO BE FILED IN CONNECTION WITH THE PROPOSED ACQUISITION. THE
COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-
LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR
OTHERWISE. AS USED HEREIN, THE "COMPANY" MEANS THE COMBINED ENTITIES ASCEND
ACQUISITION CORPORATION OR THE CONTINUING ENTITY RESULTING FROM ITS AMALGAMATION
WITH A WHOLLY OWNED BERMUDA SUBSIDIARY AND EPAK RESOURCES (S) PTE LTD, FOLLOWING
THE INTENDED ACQUISITION OF EPAK BY ASCEND. THIS PRESENTATION SUPERSEDES ANY PRIOR
INVESTOR PRESENTATION REGARDING THE TRANSACTIONS DESCRIBED HEREIN. EPAK’S
FINANCIAL INFORMATION AND DATA CONTAINED HEREIN IN THE EXHIBITS HERETO HAS BEEN
PREPARED BY EPAK AS A PRIVATE COMPANY, AND WAS PREPARED IN ACCORDANCE WITH THE
PUBLISHED RULES AND REGULATIONS OF THE SINGAPORE FINANCIAL REPORTING STANDARD AND
HAS NOT BEEN AUDITED UNDER UNITED STATES GENERALLY ACCEPTED ACCOUNTING
PRINCIPLES AND MAY NOT CONFORM TO SEC REGULATION S-X.  ACCORDINGLY, SUCH
INFORMATION AND DATA MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN ASCEND’S
PROSPECTUS AND PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE
ACQUISITION AND RELATED MATTERS. ALL FINANCIAL AMOUNTS PRESENTED HEREIN AND IN THE
EXHIBITS HERETO ARE IN US DOLLARS UNLESS SPECIFICALLY NOTED OTHERWISE.

The Transaction
•
Ascend/ePAK business combination
– Acquisition agreement signed July 2007
– Expected closing Q4 2007
•
Terms of the transaction
– Effectively a merger with 50/50 ownership,~17 million shares post closing (subject to adjustments)
– Effective “purchase price” of $51 million (8.6 million shares @ $5.70/shr plus approximately $2.0 million of net debt)
– EBITDA: E06/30/2007 ttm $6.7 million; E12/31/2007 $8.4 million
– No debt issued; no cash out at closing or warrant conversion
•
Performance-based equity incentives (ePAK stockholders)
– 88,525 shares at each EBITDA hurdle of $14.7, $24.3, and $37.9 million for EOY 2008, 2009, and 2010, respectively
– 88,525 shares at each market price hurdle (20 trading days in 30-day period): $6.00, $6.50, $7.00, $7.50, and $8.00
– 442,625 shares upon warrant conversion
~

Transaction Merits
•
Successful management team,15 years together
•
Exceptional financial performance
•
Excellent industry dynamics
•
Segment leader
•
No cash out
•
Clean balance sheet
• Attractive purchase multiple

• 31.5% average public peer 3-year historical EBITDA growth;
ePAK’s 3-year EBITDA growth is 47.0%
• 8.8x average public peer EBITDA multiple
• 16.9x average public peer P/E
• ePAK EBITDA purchase multiple is 7.6x
Symbol Company
P/E
2007E
P/E
2008E
P/B
(mrq)
EV/ EBITDA
(ttm)
3-Yr
Historical
EBITDA
Growth
ENTG Entegris, Inc. 22.7 15.5 1.5 9.4 39.4%
PEAK Peak International Ltd - - 0.6 6.9 -
AMKR Amkor Technology Inc 14.3 10.6 6.0 6.5 38.0%
SPIL Siliconware Precision 13.8 12.8 3.3 10.2 37.3%
ITW Illinois Tool Works 16.8 14.8 3.4 11.0 11.2%
Average 16.9 13.4 3.0 8.8 31.5%
Data as of June 22, 2007  Sources: Thomson First Call, Reuters, Yahoo! Finance
Comparative Valuation

Valuation
• Strong EBITDA growth anticipated to continue and accelerate
6.1x 1.1x FY P2007
7.6x 1.3x TTM Jun 2007
EBITDA Revenues Valuation: $51 million
• Attractive valuation metrics
EBITDA (US $,000)
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2002 2003 2004 2005 2006

ePAK Investment Merits
•
Leading full service supplier of semiconductor
transfer and handling products
•
Central, PRC-based operations led by veteran
semiconductor industry team
•
Accelerating revenue and earnings growth
•
Advanced low cost manufacturing
•
Consistent market growth, low volatility
•
Multiple opportunities for large scale growth

ePAK Overview
Dedicated to servicing the semiconductor and electronics
industry
• Global headquarters:  Austin, TX
• Large central manufacturing:  Shenzhen, PRC
• Founded in 1999
• 9 sales offices central to semiconductor industry
• Over 500 customers
• 1,500 employees
• 100+ English-speaking
engineering and technical staff

• Core management team 15 years in partnership
• Semiconductor industry veterans
• 25 top sales people together since 1992
• 50 top manufacturing people together since 1992
Peak, Compaq, TI 23 CTO Jim Thomas
Ernst & Young 5 Senior VP Finance Jason Lee
Officer Position Years in
Industry
Previous Experience
Steve Dezso CEO 20 Peak, E-Systems
MS Khoo COO 25 Peak, AMD, Thomson
Richard Brook EVP Business Development 25 Peak, TI
Chun Chok Senior VP South Asia Sales 16 Peak
Jeff Blaine Senior VP North Asia Sales 23 Peak, TI
Executive Team

11 Semiconductor & Electronics ePAK Focus

12 Systems Automated Handling Back End Assembly & Test Front End Wafer Fabrication ePAK Provides Solutions from “Start to Finish” ePAK Value Chain

OEM IC/Electronics
Blue Chip Customers
Seagate
Phillips
Nokia
Dell
Cisco
Systems
Samsung
HP
Toshiba
Infineon
ST   Toshiba
AMP    ASE Group
Amkor Technology
IBM   AMD
Intel    Seagate
STATSChipPAC
Broadcom   Freescale
Texas Instruments

Favorable Customer Environment
• Global semiconductor market is highly
fragmented
– ePAK sells in all markets including Japan and Korea
–
ePAK’s products represent a small percentage of
customers’
total cost
• Customer demand driven by semiconductor unit
volumes
– Consistent YOY growth
– Not subject to cyclical semiconductor capital
equipment volatility

15 Total Integrated Circuits 0 50000 100000 150000 200000 250000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Source: VLSI Research 11% CAGR Semiconductor IC Growth

16 11% CAGR Silicon Wafer Demand 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Source: VLSI Research Silicon Wafer Growth

The ePAK Way
• “Start to Finish” business model links
marketing to manufacturing
– One product segment creates demand pull for other product
segment
– Drives high value materials utilization
– Internal demand for multiple grades of advanced
engineering/high margin materials
• Marketing strategy geared to precision
engineering and manufacturing
– Precision tooling & design
– Advanced molding
– Ultraclean manufacturing
• Engineered solutions improve yield and
assure product quality

Innovative Solutions
Customer problems = ePAK opportunities
• Design Solutions
– ePAK experts work directly with customers’ engineers
– Customer funding enhances ownership
– Engineered designs deliver tangible results
– Results in proprietary products for ePAK
• Service solutions
– Flexible vendor-managed inventory
– Barriers to competition
– Creates demand-pull

19 • Low cost, large scale manufacturing center • Central to semiconductor manufacturing • Short supply lines drive service advantage • JIT delivery Central Manufacturing, Global Supply

20 ePAK Diversified (ENTG, 3M, ITW) Niche (Advantek, Peak, CPAK) Regional (Dou Yee, Shinon) Global Service Large Capacity Broad Offering Same Day Delivery Vertical Integration ePAK Advantage

• Industry focused, rapid adoption, brand equity
• Driven by new product introductions
• Capitalizing on underlying business model strengths
Tape & Reel
IC Handling Trays
Business Strategy Builds on Strengths

Latest Growth Driver, Wafer Handling
• Entered in 2005
• 5% of TAM
• Largest ePAK performance driver
• Sales: 2005 = 12%, 2006 = 22%, Q1 2007 = 38%
• 50 - 60% gross margin range
• Historically dominated by Entegris (80% of TAM)

23 Ongoing Expansion • Recent expansion triples capacity • Enhanced efficiency

24 Sales ($ in millions) $0 $5 $10 $15 $20 $25 $30 $35 Sales $12.5 $15.4 $22.0 $26.9 $36.2 2002 2003 2004 2005 2006 30% CAGR Consistent Sales Growth

GM % by Product Line
Q1 2007
32
19

29
58
0 20 40 60 80
Other
Tubes
Tape and
Reel
Trays
Wafer
Revenues ($ in '000s)
0 1,000 2,000 3,000 4,000
Other
Tubes
Tape and
Reel
Trays
Wafer
Q1 2006 Q1 2007
Accelerating Margin Growth

26 135% CAGR Accelerating Earnings Net income ($ in millions) -$1.5 -$1.0 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Net income ($1.1) $0.2 $0.6 $1.2 $2.5 2002 2003 2004 2005 2006

Capital Expenditures
• Historically: $1 capex drives $2 in revenue
Capital Expenditures ($ in millions)
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
Capital Expenditures $2.2 $2.6 $3.8 $2.8 $5.7
2002 2003 2004 2005 2006

(US$ in millions)
Dec 31, 2006
Cash and equivalents $       2.6
Total assets $     33.4
Short-term debt $       5.5
Working capital* $      3.0
Days sales outstanding             69
Days inventory outstanding 129
Days payables outstanding 83
Current ratio 1.19:1
Long-term debt $       1.1
Total liabilities* $     16.9
Shareholders equity $     11.5
Balance Sheet Metrics
Audited in accordance with Singapore GAAP.
* Excludes $4.9 million due to parent holding company liability.

• Consistent and Strong Revenue Growth
• Strong Gross Profit Margins;  EBITDA positive in 2002; Net Income positive in 2003
• Improving Operating Profit and Net Margins
Summary Income Statement
(US$ in '000s)
1999 2000 2001 2002 2003 2004 2005 2006
Revenues 62 $         4,627 $    6,644 $    12,547 $  15,403 $  21,979 $  26,867 $   36,207 $
Growth -           -           43.6% 88.8% 22.8% 42.7% 22.3% 34.8%
Gross Profit
31            1,639       1,627       3,859       5,645       7,877       9,432        13,480
GP%
50.0% 35.4% 24.5% 30.8% 36.6% 35.8% 35.1% 37.2%
EBITDA
(1,130)      (938)         (1,291)      310          1,700       2,626       3,541        5,552
EBITDA%
-           -           -           2.5% 11.0% 11.9% 13.2% 15.3%
EBIT
(1,222)      (1,551)      (2,290)      (854)         377          960          1,582        3,245
EBIT% -           -           -           -           2.4% 4.0% 5.9% 9.0%
Net Income (1,183)      (1,788)      (3,228)      (1,097)      192          581          1,244        2,494
NI% -           -           -           -           1.2% 2.6% 4.6% 6.9%
Capital Expeditures
2,933       3,262       2,868       2,171       2,645       3,796       2,827        5,656
Capex/Revenues
4731% 70% 43% 17% 17% 17% 11% 16%
Audited in accordance with Singapore GAAP

30 % of Revenue FY05 FY06 Target Gross Profit 35.1% 37.2% 42.0% EBITDA 13.2% 15.3% 24.0% Net Income 4.6% 6.9% 18.0% Operating Model

31
Use of Proceeds
•
Increase capacity to accelerate growth
•
New product development
– High purity silicon handling
– High density disk drive
– Customer driven
•
Acquisition candidates
– Semi materials space:  $24B, highly fragmented
– Targets: inefficient business models, high cost
structures

Amalgamation/Redomicile in Bermuda
•
Surviving company ePAK International Limited
•
Bermuda registered corporation
•
All common stock and warrants outstanding
exchanged 1:1
•
Tax efficient corporate structure
•
Preserves capital and retained earnings where
they are most efficiently deployed
•
Nasdaq listed, prospective ticker EPAK

Investment Summary
•
Leading full service supplier of semiconductor
transfer and handling products
•
Central, PRC-based operations led by veteran
semiconductor industry team
•
Accelerating revenue and earnings growth
•
Advanced low cost manufacturing
•
Consistent market growth, low volatility
•
Multiple opportunities for large scale growth

Ascend Acquisition Corporation
Don K. Rice, Chairman and CEO
435 Devon Park Drive, Bldg. 400
Wayne, PA 19087
Phone: 610-519-1336
don@ascendgrowth.com
www.ascendgrowth.com
e.PAK Resources (S) Pte. Ltd.
Steve Dezso, CEO
4926 Spicewood Springs, #200
Austin, TX 78759
Phone: 512-231-8083
steve.dezso@epak.com
www.epak.com
Investor Relations
Crocker Coulson, President
CCG Elite
1325 Avenue of the Americas, Suite 2800
New York, NY 10019
Phone:  646-213-1915
crocker.coulson@ccgir.com
www.ccgir.com
Contact Information